Exhibit 13.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002





         Espirito Santo Centrais Eletricas S.A. (the "Company") is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended 2003 (the "Report").

         I, Sergio Pereira Pires, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Sergio Pereira Pires
------------------------
Sergio Pereira Pires
Chief Financial Officer
June 30, 2004




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant certifies that it meets all of the requirements for filing this Annual Report on Form 20-F and has duly caused this Annual Report or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.


                                ESPIRITO SANTO CENTRAIS ELETRICAS S.A. - ESCELSA


                                By:    /s/  Antonio Eduardo da Silva Oliva
                                Name:  Antonio Eduardo da Silva Oliva
                                Title: Chief Executive Officer





                                By:    /s/  Sergio Pereira Pires
                                Name:  Sergio Pereira Pires
                                Title: Chief Financial Officer
Dated: June 30, 2004





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